SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549



                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


                         February 1, 1995
                          Date of Report


              Iowa-Illinois Gas and Electric Company
        (Exact Name of Registrant as Specified in Charter)


      Illinois             1-3573                  42-0673189
  (State or other   (Commission File Number)     (IRS Employer
  Jurisdiction of                             Identification No.)
  Incorporation)





           206 East Second Street, Davenport, Iowa      52801
          (Address of Principal Executive Offices)  (Zip Code)





Registrant's telephone number, including area code (319) 326-7111

Item 5. Other Events


     On January 30, 1995, Iowa-Illinois Gas and Electric Company and Midwest Resources Inc. announced plans to reduce their combined work forces by a total of approximately 15 percent (650 positions) in conjunction with the development of a restructured organization to be effective at the completion of their previously announced merger. The merger, expected by mid-year, forms Mid-American Energy Company.

     A copy of the news release is included as an exhibit to this Form 8-K.



Item 7.  Financial Statements and Exhibits.

C.  Exhibits.

Exhibit Number      Exhibit

     99             News Release of Iowa-Illinois Gas and
                    Electric dated as of January 30, 1995.

                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         IOWA-ILLINOIS GAS AND ELECTRIC COMPANY



                         By  /s/ L. E. Cooper
                         L. E. Cooper, Vice President-Finance
                         and Chief Financial Officer



February 1, 1995

                          EXHIBIT INDEX


Exhibit No.    Description

    99         News Release of Iowa-Illinois Gas and Electric
               Company dated as of January 30, 1995.